SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C. 20549


                              FORM 8-K/A

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 12, 2002
                                                  ------------------

                         TGFIN Holdings, Inc.
                         --------------------
        (Exact name of registrant as specified in its charter)


Delaware                1-11034               72-0861671
--------                -------               ----------
(State or other         (Commission           (IRS Employer
jurisdiction of         File Number)          Identification No.)
incorporation)


  39 Broadway, Suite 740, New York, New York    10006
  ---------------------------------------------------
  (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (212) 363-3900
                                                   --------------


                                  n/a
                                  ---
    (Former name or former address, if changed since last report.)



PLEASE ADDRESS ALL CORRESPONDENCE TO:  Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34th Floor
                                        New York, New York 10155
                                        (212) 956-9595

  Item 1. Changes In Control of Registrant

As previously reported on Form 8-K filed September 13, 2002, on September 12, 2002 the shareholders of the Registrant approved the merger of the Registrant and its wholly-owned subsidiary, DSI Acquisition, Inc. ("DSI") into TradinGear.com Incorporated ("TradinGear"), as had been previously approved by the shareholders of DSI and TradinGear and the boards of directors of all three companies. As a result of this merger, those persons who, by virtue of their shareholdings of and/or position with the Registrant deem them to "control" the Registrant, and their percentage of voting securities of the Registrant now beneficially owned directly or indirectly are:

Samuel Gaer, President, Director - 32.7%
Marni Gaer, Secretary, Treasurer, Director - 9.9%
Ronald Comerchero, Director - 9.7%
Bruce Frank, Vice-President - 8.3%
(Marni Gaer is the wife of Samuel Gaer)

Prior to the merger, control of the Registrant was held by the following persons:

Julie T. Reeves - 18.07%
Evelyn R. Call - 18.07%
Rigel Hulett - 18.07%
Quentin Casperson, President - 1.25%
Scott Lybbert, Secretary - 2.70%
Aaron Etra, Director - 1.13%
Gary Blum, Director - 1.21%


Item 5.   Other Events

As previously reported on Form 8-K filed September 13, 2002, the shareholders of the Registrant approved the following, all previously approved by the Registrant's Board of Directors:

1. Increase in capitalization of the Registrant's common shares from 25,000,000 shares to 50,000,000 shares

2.   A 1 for 21 reverse split of the Registrant's common shares

3. A change in the voting rights of the Registrant's common shares from 1/10 of a vote per share to 1 vote per share

4. The election of Samuel Gaer, Marni Gaer and Ronald Comerchero to the Registrant's Board of Directors

5.   The change of the Registrant's name to TGFIN Holdings, Inc.

6. The appointment of Samuel Klein and Company, CPAs, as the Registrant's independent auditors


Item 7.   Financial Statements and Exhibits

     (a)  Financial statements and *
     (b)  Pro forma financial information *

*    Filed herewith

     (c)  Exhibits

          2.1 Certificate of Merger Merging DSI Acquisition, Inc Into TradinGear.com Incorporated**

          3.1 Certificate of Amendment to Certificate of Incorporation of Digitran Systems, Incorporated**

         99.1 Certification of Chief Executive Officer and Chief Financial Officer*

*    Filed herewith
**   Previously filed

Item 8.   Change in Fiscal Year

As previously reported on From 8-K filed September 13, 2002, on September 12, 2002 the Board of Directors of the Registrant resolved to change its fiscal year from a fiscal year ended April 30 to a fiscal year ended December 31. The Registrant has filed timely a Report on Form 10-QSB for its fiscal quarter ended July 31, 2002. The Registrant will file a transition report on Form 10-QSB for the fiscal quarter (two months) ended September 30, 2002.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2002


                         TGFIN Holdings, Inc.
                         (Registrant)


                         By/s/ Samuel Gaer
                           ---------------------------
                           Samuel Gaer, President
                           Principal Executive Officer

                   TRADINGEAR.COM, INCORPORATED

                       FINANCIAL STATEMENTS

                    DECEMBER 31, 2001 AND 2000

                   INDEPENDENT AUDITOR'S REPORT



The Board of Directors and Stockholders
TradinGear.Com, Incorporated
New York, New York


We have audited the accompanying balance sheets of TradinGear.Com, Incorporated as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TradinGear.Com, Incorporated as of December 31, 2001 and 2000, and the results of operations and cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                      /s/Samuel Klein and Company
                                      SAMUEL KLEIN AND COMPANY


Newark, New Jersey
April 10, 2002

                  TRADINGEAR.COM, INCORPORATED

                          BALANCE SHEETS

                                                    December 31, December 31,
ASSETS                                                  2001         2000
------                                              ------------ -----------

Current Assets:
  Cash and cash equivalents                          $   230,360 $     97,257
  Accounts receivable, net                                     -       50,300
  Investments, available for sale
    Securities                                                 -      755,847
  Prepaid expenses                                         6,801            -
  Deferred costs                                          59,899            -
                                                     -----------  -----------
     Total Current Assets                                297,060      903,404

Property and equipment, net                              151,964      137,369

Deposits                                                 101,621      101,621
                                                     -----------  -----------
     Total Assets                                    $   550,645  $ 1,142,394
                                                     ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                   $    31,087  $   326,918
  Accrued expenses                                        38,431       25,000
  Income tax payable                                       4,300            -
  Deferred revenue                                        40,000      130,000
                                                     -----------  -----------
     Total Current Liabilities                           113,818      481,918
                                                     -----------  -----------
Stockholders' Equity:
  Common stock ($.0001 par value,
   30,000,000 shares authorized,
   18,829,309 and 17,788,987 shares
   issued and outstanding at December
   31, 2001 and 2000, respectively)                        1,883        1,779
  Additional paid-in-capital                           3,051,607    2,733,143
  Less:  Deferred compensation relating
   To stock issued to consultants                       (381,644)    (307,188)
  Retained earnings (deficit)                         (2,235,019)  (1,767,258)
                                                     -----------  -----------
     Total Stockholders' Equity                          436,827      660,476
                                                     -----------  -----------
     Total Liabilities and
     Stockholders' Equity                            $   550,645  $ 1,142,394
                                                     ===========  ===========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF OPERATIONS
                                                     For the Years Ended
                                                         December 31,
                                                      2001          2000
Revenues:
  Software license fees                            $ 1,128,836  $   242,778

Costs and Expense:
  General and administrative                           601,098      636,242
  Website costs                                          4,508       87,629
  Development costs                                    426,544      418,044
  Consulting fees                                      496,530      286,179
  Depreciation expense                                  36,807       23,003
                                                   -----------  -----------
    Total Costs and Expenses                         1,565,487    1,451,097
                                                   -----------  -----------
Net Loss from Operations                              (436,651)  (1,208,319)
                                                   -----------  -----------
Other Revenue (Expense)
  Realized loss on sale of securities                               (79,450)
  Interest Income                                                     5,445
  Miscellaneous revenue                                 11,737
  Finance charges                                      (35,172)
                                                   -----------  -----------
                                                       (23,435)     (74,005)
                                                   -----------  -----------
Net Loss before Provision for
  Income Tax                                          (460,086)  (1,282,324)
Provision for Income Tax                                 7,675          378
                                                   -----------  -----------
Net Loss                                           $  (467,761) $(1,282,702)
                                                   ===========  ===========
Loss per Share:
  Basic and diluted loss per share                 $     (0.02) $     (0.07)
                                                   ===========  ===========
  Basic and diluted common shares
  outstanding                                       18,829,309   18,829,309
                                                   ===========  ===========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                STATEMENTS OF STOCKHOLDERS' EQUITY
            FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                         Common Stock
                                       Par Value $.0001
                          ----------------------------------------------------
                                       Common       Additional
                          Number        Stock        Paid-In        Deferred
                        of Shares      Amount        Capital      Compensation
Balances, January 1, 2000  17,788,987        1,779      2,733,143   $(515,063)

Reclassification of
Unrealized Loss on
Available for Sale
Securities                          -            -              -           -

Amortization of deferred
compensation                        -            -              -     207,875

Net Loss for the Year
Ended December 31, 2000             -            -              -           -
                           ----------   ----------    -----------   ---------
Balances December 31, 2000 17,788,987        1,779      2,733,143    (307,188)

Issuance of Common Stock      785,926           79        281,046           -

Common stock issued in
exchange for accounts
payable                     1,378,870          138        483,987           -

Common stock issued for
services                      881,373           88        309,202    (291,700)

Cancellation of Common
Stock                      (2,005,847)        (201)      (755,771)          -

Amortization of deferred
compensation                        -            -              -     217,244

Net Loss for the Year
Ended December 31, 2001             -            -              -           -
                           ----------   ----------    -----------   ---------
Balances December 31, 2001 18,829,309   $    1,883    $ 3,051,607   $(381,644)
                           ==========   ==========    ===========   =========

[CONTINUED]

                   TRADINGEAR.COM, INCORPORATED
                STATEMENTS OF STOCKHOLDERS' EQUITY
           FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                   Unrealized
                                   Retained        Gain/(Loss)       Total
                                   Earnings         Available    Stockholders'
                                   (Deficit)        For Sale         Equity
Balances, January 1, 2000            (484,556)        667,188      2,402,491

Reclassification of Unrealized
 Loss on Available for Sale
 Securities                                 -        (667,188)      (667,188)

Amortization of deferred compensation       -               -        207,875

Net Loss for the Year Ended
 December 31, 2000                 (1,282,702)              -     (1,282,702)
                              ---------------     -----------   ------------
Balances December 31, 2000         (1,767,258)              -        660,476

Issuance of Common Stock                    -               -        281,125

Common stock issued in exchange
for accounts payable                        -               -        484,125

Common stock issued for services            -               -         17,590

Cancellation of Common Stock                -               -       (755,972)

Amortization of deferred compensation       -               -        217,244

Net Loss for the Year Ended
 December 31, 2001                   (467,761)              -       (467,761)
                              ---------------     -----------    -----------
Balances, December 31, 2001   $    (2,235,019)    $         -    $   436,827
                              ===============     ===========    ===========

These accompanying notes are integral part of financial statements.

                    TRADINGEAR.COM, INCORPORATED

                     STATEMENTS OF CASH FLOWS

                                     For the Years Ended
                                         December 31,
                                          2001        2000
Cash Flows from Operating
Activities:
 Net Loss                               $(467,761) $(1,282,702)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  amortization                             36,807       23,003
  Loss on sale of
  investments                                   -       79,450
  Amortization of deferred
  compensation                            217,244      207,875
  Compensation costs of common stock
    issued to consultant                   17,590            -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                     50,300      (50,300)
   Increase in prepaid
   Expenses                                (6,801)           -
   Increase in deferred
   Costs                                  (59,899)           -
   Increase in deposits                         -     (101,621)

   Increase in accounts
   Payable and accrued
   Expenses                               205,900      264,378
   Increase (decrease) in
   deferred revenue                       (90,000)     130,000
   Increase (decrease) in
   Accrued tax payable                          -         (654)
                                       ----------  -----------
    Net cash used in
    Operating activities                  (96,620)    (730,571)
                                       ----------  -----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                                (51,402)     (84,426)
 Sale of Investments                            -      261,800
                                       ----------   ----------
   Net cash provided by
   (Used in) investing
   Activities                             (51,402)     177,374
                                       ----------   ----------
Cash Flows from Financing
Activities:
  Cash proceeds from officer's loan        28,000            -
  Repayment of officer's loan             (28,000)           -
 Issuance of common stock                 281,125            -
                                       ----------   ----------
   Net Cash provided by
   Financing Activities                   281,125            -
                                       ----------   ----------
Net Increase (decrease) in
cash and Cash Equivalents                 133,103     (553,197)

Cash and Cash Equivalents,
beginning of period                        97,257      650,454
                                       ----------   ----------
Cash and Cash Equivalents,
end of period                          $  230,360   $   97,257
                                       ==========   ==========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF CASH FLOWS
                                     For the Years Ended
                                         December 31,
                                          2001        2000
Cash paid during the period
for:
  Income Taxes                          $    3,425  $        -
                                        ==========  ==========
  Interest                              $    9,200  $        -
                                        ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common Stock Issued
 (Cancelled) in exchange
 for marketable securities              $ (755,847) $        -
                                        ==========  ==========
 Common Stock issued in
 exchange for accounts
 payable                                $  484,125  $        -
                                        ==========  ==========
 Common Stock issued for
 Services                               $  309,290  $        -
                                        ==========  ==========

These accompanying notes are integral part of these financial statements.

                         TRADINGEAR.COM,INCORPORATED
                           CONDENSED BALANCE SHEET
                                (Unaudited)

                                          June 30,
                                            2002
                                       ------------
ASSETS
Current Assets:
  Cash and cash equivalents             $    21,612
  Accounts receivable, net                  235,552
  Prepaid expenses                           24,332
  Deferred Costs                             59,899
                                        -----------
     Total Current Assets                   341,395

Property and equipment, net                 141,171

Deposits                                    101,621
                                        -----------
     Total Assets                       $   584,187
                                        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                      $   146,130
  Accrued expenses                           65,577
  Deferred Revenue                                -
                                        -----------
     Total Current Liabilities              211,707
                                        -----------
Stockholders' Equity:

  Common stock ($.0001 par value),
   30,000,000 shares authorized,
   19,626,809 issued and
   outstanding at June 30, 2002               1,963
  Additional paid-in-capital              3,349,527
  Less:  Deferred compensation
   Relating to stock issued to
   consultants                             (245,375)
  Retained earnings (deficit)            (2,733,635)
                                        -----------
     Total Stockholders' Equity             372,480
                                        -----------
     Total Liabilities and
     Stockholders' Equity               $   584,187
                                        ===========

These accompanying notes are integral part of these financial statements.

                     TRADINGEAR.COM, INCORPORATED
                     CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)
                                         Six Months Ended
                                             June 30,
                                         2002       2001
    REVENUES                          $  560,195 $ 371,904

    COSTS AND EXPENSES
     General & admin.                 $  500,254 $ 412,148
     Development costs                   338,555   220,193
     Consulting fees                     192,360    71,970
     Depreciation expense                 21,869    17,363
                                      ---------- ---------
    Total costs and expense            1,053,038   721,674

    Net Income (loss) before
     Provision for Income
     Taxes                            $ (492,843)$(349,770)

    Provision for
     Income taxes                     $    5,773 $       -

    NET INCOME (LOSS)                 $(498,616) $(349,770)

    BASIC AND DILUTED LOSS
    PER SHARES                        $   (0.03) $   (0.02)

    Weighted Average number
    of shares outstanding             19,626,809 19,626,809

    The accompanying notes are an integral part of these consolidated financial statements.

                TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF CASH FLOWS
                       (Unaudited)

                                          For the Six Months Ended
                                                   June 30,
                                               2002        2001
Cash Flows from Operating
Activities:
 Net Income (Loss)                 $   (498,616) $ (349,770)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  Amortization                           21,868      17,724
  Amortization of deferred
  Compensation                          136,269     222,925
  Compensation costs of common stock
    issued to consultant                      -           -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                 (235,552)    (88,755)
   Increase in prepaid
   Expenses                             (17,531)     (2,985)
   Increase in deferred costs                 -     (35,000)
   Increase in deposits                       -           -
   Increase in accounts
   Payable and accrued
   Expenses                             137,889      10,509
   Increase (decrease) in
   deferred revenue                     (40,000)     (3,600)
                                     ----------  ----------
    Net cash used in
    Operating activities               (495,673)   (228,952)
                                     ----------  ----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                              (11,075)    (28,571)
                                     ----------  ----------
   Net cash provided by
   (Used in) investing
   Activities                           (11,075)    (28,571)
                                     ----------  ----------
Cash Flows from Financing
Activities:
  Issuance of common stock              298,000     215,001
                                     ----------  ----------
   Net Cash provided by
   Financing Activities                 298,000     215,001
                                     ----------  ----------
Net Increase (decrease) in
cash and Cash Equivalents              (208,748)    (42,522)

Cash and Cash Equivalents,
beginning of period                     230,360      97,257
                                     ----------  ----------
Cash and Cash Equivalents,
end of period                        $   21,612  $   54,735
                                     ==========  ==========

Supplementary Disclosure of Cash Flow Information:

Cash paid during the period
for:
  Income Taxes                       $        -  $        -
                                     ==========  ==========
  Interest                           $      172  $        -
                                     ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common stock cancelled
 In exchange for marketable
 Securities                          $        -  $ (755,847)
                                     ==========  ==========
 Common Stock issued in
 exchange for accounts
 payable                             $        -  $  365,138
                                     ==========  ==========
 Common Stock issued for
 Services                            $        -  $  410,812
                                     ==========  ==========

These accompanying notes are an integral part of these financial statements.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

TradinGear.Com, Incorporated ("TG" or the "Company") was incorporated under the laws of the State of Delaware on July 7, 1999. TradinGear.Com, Inc. produces trading software designed for the financial services industry.

The Company's software technology is designed to provide stock exchanges and broker dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, trade receivable, accounts payable and other accrued liabilities, approximate fair value because of their short maturities.

Revenue Recognition

The Company's revenues are derived principally from providing its customers with software applications that enable them to conduct stock transactions online. Additional revenue may be derived from post contract support services such as maintenance/service contracts, hosting upgrades and enhancements. The Company's principle revenues are recognized utilizing the percentage of completion method of accounting for contract revenues in conformity with Accounting Research Bulletin 45 (ARB-45) "Long Term Construction - Type Contracts" and the guidance contained within the American Institute of Certified Public Accountants' Statements of Position ("SOP") 81-2 "Accounting for Performance of Construction-Type and Certain Production-Type Contracts" and SOP 97-2 " Software Revenue Recognition". Accordingly the Company recognizes its principle revenues from its software arrangements only upon the completion and acceptance by the customer of contracted milestones. The Company's post contract support services revenue is recognized over the period during which the service is expected to be performed. The software arrangements provide for no right of return or refunds and are fixed or determinable. Deferred revenue represents amounts received on uncompleted project milestones.

Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), which requires that investments in debt securities and marketable equity securities be designated as trading, held-to-maturity or available-for-sale.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (Continued)

Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale, along with any investments in equity securities. Securities available for sale are carried at fair value, with unrealized gains and losses, net of income taxes, reported as a separate component of Stockholders' Equity.

Property and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from three to thirty-nine years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

Product Development

Costs incurred in conjunction with the development of new products are charged to expense as incurred. Material software development costs subsequent to the establishment of technological feasibility will be capitalized. Based upon the Company's product development process, technological feasibility is established upon the completion of a working model. To date attainment of technological feasibility and general release to customers have substantially coincided.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting on Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total shareholders' equity.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

The Company will follow Accounting Principles Board Opinion No. 25, (APB 25), "Accounting for Stock Issued to Employees" in accounting for future employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB
123), "Accounting for Stock Based Compensation" are applied in accordance with FASB 123 at the fair value of these options.

Earnings (Loss) Per Share

The Company will calculate earnings (loss) per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Earnings (loss) per share in these financial statements has been computed as if the outstanding shares as of June 30, 2002 were outstanding for all periods.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Start-Up Activities

The American Institute of Certified Public Accountants issued Statement of Position 98-5 (SOP 98-5), "Reporting the Costs of Start-Up Activities". SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company expenses all start-up costs as incurred in accordance with this statement and therefore the issuance of SOP 98-5 will have no material impact on the Company's financial statements.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In July 2001 the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting and is effective for all business combinations initiated after June 30, 2001. SFAS 142 requires that goodwill be tested for impairment under certain circumstances, and written off when impaired, rather then being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS 141 had no effect on the Company's operating results or financial condition. The Company is currently assessing the impact of SFAS 142 on its operating results and financial condition.

Reclassifications

Certain reclassifications have been made to the prior year balances to conform to the current year presentation.


2.  INVESTMENTS

As of December 31, 2001 and 2000 the Company classified their investments as available for sale securities. Unrealized holding gains (losses) on available for sale securities which are reported at fair value are included as a separate component of stockholders' equity.

Investments at December 31, 2000 consist of the following:

                                                            Unrealized
                                 Cost         Market        Gain (Loss)
                                 ----         ------        -----------
Available for sale securities:
  Marketable Equity Securities $1,097,097    $755,847       $         -
                               ==========    ========       ===========

The Company had no investments at June 30, 2002 or December 31, 2001.


3.  ACCOUNTS RECEIVABLE

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable consist of the following at:

                                      June 30,           December 31,
                                        2002            2001        2000
                                    -----------      --------     --------
Accounts Receivable Trade           $   235,552             -     $ 50,300
                                    ===========      ========     ========

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002
                              (Continued)

4.  PROPERTY AND EQUIPMENT

Property and equipment, at cost, and their respective useful lives consist of the following at:
                                                                Estimated
                             June 30,        December 31,         Useful
                              2002         2001        2000        Lives
                          -----------  ----------  ----------      -----
Computer equipment            206,434  $  198,208  $  148,580        5
Office equipment               10,504       7,654       5,880        5
Leasehold improvements          7,350       7,350       7,350        5
                          -----------  ----------  ----------
                              224,288     213,212     161,810
Less: Accumulated
      depreciation             83,117      61,248      24,441
                          -----------  ----------  ----------
                          $   141,171  $  151,964  $  137,369
                          ===========  ==========  ==========

5.  RELATED PARTY TRANSACTION

On July 10, 2001 Samuel Gaer, the CEO of TradinGear.Com, Incorporated, agreed to lend the Company $28,000 at a rate of six percent (6%) and due on demand. At December 31, 2001 the note had been repaid in full.


6.  PROVISION FOR INCOME TAXES

For the periods from inception (July 7, 1999) to June 30, 2002 the Company had accumulated losses of $2,733,635. No federal tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations.


7.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company is subject from time to time to litigation arising from the normal course of business. In management's opinion, any such contingencies would be covered under its existing insurance policies or would not materially affect the Company's financial position or results of operations.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002
                              (Continued)


7.  COMMITMENTS AND CONTENGENCIES (Continued)

Litigation (Continued)

Norman Fuchs ("Fuchs"), a former director of the Company, and ATH Ventures, Inc. ("ATH"), a company controlled by Fuchs, have commenced an action against the Company and against Ausinsoft, Inc., an entity of which Samuel Gaer, the President, Director and principal shareholder of the Company, is also an officer, director and shareholder. The action seeks monetary damages and shares of the Company's common stock. Subsequently, Fuchs and ATH commenced an action seeking to enjoin the merger as discussed in Note 8 and petitioned the Court for a Temporary Restraining Order ("TRO"). The Company defended this action and on January 10, 2002 the TRO expired without action and Fuchs, ATH and the Company engaged in preliminary settlement discussions which concluded in a February 14, 2002 settlement agreement and no monetary damages or obligations to the Company.

Leases

The Company leases office equipment and office space under noncancellable operating leases. Commitments under these leases are as follows:

                                     June 30,    December 31,
                                   -----------   ------------
                      2002         $         -   $    139,082
                      2003             140,946        142,855
                      2004             144,774        146,741
                      2005             148,717        150,743
                      2006             152,778        102,663
                      2007              26,101              -
                                   -----------   ------------
                                   $   613,316   $    682,084
                                   ===========   ============

Employment Agreements

On December 10, 1999 the Company entered into an employment agreement with Samuel H. Gaer, the Chief Executive Officer of the Company. The agreement is for a term of three years commencing January 1, 2000 and provides for a base annual salary of $120,000 and for bonuses as determined by the Company's Board of Directors.

401(k) Plan and Profit Sharing Plan

The Company has approved a 401(k) Plan and a Profit Sharing Plan which cover full-time employees who have attained the age of 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pretax basis not to exceed the current Federal limitation of $10,500 per year (as adjusted for cost of living increase). Amounts contributed to the 401(k) Plan are nonforfeitable. Under the Profit Sharing Plan, a member in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation.

An employee does not fully vest in the plan until completion of three years of employment. The Board of Directors determine the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)
8.  COMMON STOCK

The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $.0001 per share. The Company issued 13,280,000 shares of common stock to the founders of the Company for $.0001 per share, the par value of the Company's common stock.

During July 1999 the Company issued 1,263,000 shares of common stock to two consultants for services rendered and a two year agreement which provided the Company with office space and services through June 2001. The total value of the services and consulting agreement was estimated to be $661,500.

During October 1999 the Company issued 10,000 shares of its common stock to a consultant for services valued at $5,000. In addition, during October 1999 the Company issued 500,000 shares of its common stock to professionals for services rendered valued at $150,000 and for future professional services to be rendered through December 2002 valued at $100,000.

Also, during the fourth quarter of 1999 the Company sold 1,980,140 shares of its common stock to four investors for cash of $500,000 and the receipts of marketable equity securities valued at $341,250 or for a total consideration of $841,250.

In November 1999 the Company issued 755,847 shares of its common stock valued at $755,847 in conjunction with the Company entering into a license agreement to provide its proprietary software suite in exchange for marketable equity securities of the same value. This agreement and exchange of securities ultimately became the subject of a dispute in late 2000 which was settled in 2001 with the parties agreeing to cancel the outstanding shares exchanged and with the Company retaining $110,000 for its software suite that it received and recorded as revenue during 2000.

As part of this settled dispute the Company, in a separate action, terminated the employment of one of its officers and the Company was returned 1,250,000 shares of its common stock that it originally issued to this individual for cancellation.

In April 2001 the Company sold 710,585 shares of its common stock for $250,000 to an investor consultant. The Company also issued 500,000 of its common stock to this individual in exchange for a two year consulting agreement valued at $175,950 which expired in April 2002.

Also, during April 2001 the Company issued 1,710,584 shares in satisfaction of amounts owed to a consultant amounting to $262,500 and for future consulting services valued at $337,500, or a total of $600,000.

During the fourth quarter of 2001 the Company issued 25,000 shares of its common stock to an investor for $10,000. In addition, the Company issued to a consultant 100,000 shares of its common stock for services rendered valued at $17,585 and $20,000. The Company also issued to this consultant for $1,000 an option to purchase 50,000 shares of its common stock at $0.40 per share commencing December 21, 2001 and ending on December 21, 2004.

During the first quarter of 2002 the Company sold 797,500 shares of its Common stock at $ .40 per share of its Common stock to three investors and received net proceeds of $ 298,000.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002
                              (Continued)
9.  PROPOSED MERGER

In September 15, 2001, the Company and Digitran Systems, Inc. (a publicly held Delaware company together with its subsidiaries herein referred to as "DSI") entered into an Agreement and Plan of Reorganization ("the Agreement"). The Agreement describes a merger transaction whereby TG will become a wholly-owned subsidiary of DSI which public company in turn will change its name to TGFIN
Holdings, Inc.   ("TGFIN").

The Agreement is subject to shareholder approval of both companies and is also subject to certain conditions, including, but not limited to, submission for approval of proxy material to the Securities and Exchange Commission. The Agreement calls for the shareholders of TG to receive 19,154,369 shares of the reorganized TGFIN or one share of TGFIN for each share of TG share held after giving effect to a reverse stock split of DSI shares and its change in name. The result will be that the shareholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN.

The merger transaction will be accounted for as a purchase with TG being deemed the acquiror for accounting and financial reporting purposes. However, since the stockholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN no step up basis or goodwill will be recorded by TG. This accounting treatment is in accordance with the view of Securities and Exchange Commission staff members that the acquisition by a public shell of the assets of a business from a private company should be accounted for at historical cost and accounted for as a reverse merger.

10. SUBSEQUENT EVENT (UNAUDITED)

On September 12, 2002, the merger as described in note "9"successfully consummated and the par value on the company's common stock was recapitalized from $0.0001 to $0.01.In addition the company issued an additional 1,081,426 shares of common stock, 777,384 for $316,500 of convertible notes payable which were received and converted during the third quarter and 304,042 in connection with consulting services agreements.

         TGFIN HOLDINGS, INC. PRO FORMA FINANCIAL INFORMATION:

        SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated financial data for TGFIN Holdings, Inc.("TGFIN") is based on the historical financial statements of TradinGear.Com Incorporated ("TradinGear") and Digitran Systems Incorporated (the "Company") which appear elsewhere in this Proxy Statement and has been prepared on a pro forma basis to give effect to the merger under the purchase method of accounting, as if the transaction had occurred at January 1, 2001 for each operating period presented.

The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the merger occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of TradinGear and the Company appearing elsewhere herein and incorporated by reference into this Proxy Statement .

The unaudited pro forma consolidated balance sheet as of June 30, 2002 presents the financial position of TGFIN as if the merger had occurred on that date and was prepared utilizing the unaudited TradinGear balance sheet as of June 30, 2002 and the Company's audited balance sheet as of September 12, 2002, the date the merger was consummated . The pro forma consolidated statements of operations data presented assumes the merger occurred at the beginning of the periods presented, it should not be assumed that TradinGear and the Company would have achieved the unaudited pro forma consolidated results if they had actually been combined during the periods shown.

The merger, which occurred on September 12, 2002, will be accounted for as a purchase. The stockholders of TradinGear received one share of common stock of TGFIN for each share of TradinGear common stock held and the stockholders of the Company received one share of TGFIN for every twenty one shares of common stock held, resulting in the current stockholders of TradinGear owning approximately 93% of TGFIN common stock. The proposed plan of merger was subject to a number of conditions including, but not limited to, regulatory approvals and the receipt of stockholder approval from both the TradinGear and the Company.

The unaudited pro forma consolidated results are based on estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

The unaudited pro forma consolidated results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein, and other financial information pertaining to the Company and TradinGear.


                       TGFIN HOLDINGS, INC

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                           (UNAUDITED)

                              TG      Digitran      Pro Forma      Pro Forma
                                     Pro Forma    Adjustments       Results
                          June 30,  September 12,
                            2002        2002
ASSETS                  ----------- ------------- -----------     -----------
Current Assets:
 Cash and cash
  equivalents           $    21,612  $      1,180           -     $    22,792
 Accounts receivable, net   235,552             -           -         235,552
 Prepaid expenses            24,332             -           -          24,332
 Deferred costs              59,899             -     (59,899)(1)           -
                        -----------  ------------ -----------     -----------
   Total Current Assets     341,395         1,180     (59,899)        282,676

Property and equipment,
 net                        141,171             -           -         141,171

Deposits                    101,621             -           -         101,621
                        -----------  ------------ -----------     -----------
      Total Assets      $   584,187  $      1,180 $   (59,899)    $   525,468
                        ===========  ============ ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable       $   146,130  $     25,354 $         -     $   171,484
 Accrued expenses            65,577             -           -          65,577
 Income tax payable               -             -           -               -
 Deferred revenue                 -             -           -               -
                        -----------  ------------ -----------     -----------
   Total Current
   Liabilities          $   211,707        25,354           -         237,061
                        -----------  ------------ -----------     -----------

Stockholders' Equity:
 Preferred stock ($.01
  par value)                      -           506                         506
 Common stock ($.001
  par value)                  1,963       263,497     (55,118)(2)     210,362
                                  -             -          20 (1)           -
 Additional paid-in
  capital                 3,349,527    10,553,791 (10,762,144)(2)   3,081,255
                                  -             -      79,980 (1)
                                  -             -    (139,899)(1)
 Less: Deferred
  compensation relating
  to stock issued for
  services                 (245,375)            -                    (245,375)
 Retained earnings
  (deficit)              (2,733,635)  (10,841,968) 10,817,262 (2)  (2,758,341)
                        -----------  ------------  ----------      ----------
    Total Stockholders'
    Equity (Deficit)        372,480       (24,174)    (59,899)        288,407
                        -----------  ------------  ----------      ----------
    Total Liabilities
    and Stockholders'
    Equity              $   584,187  $      1,180  $  (59,899)     $  525,468
                        ===========  ============  ==========      ==========
See accompanying notes to these pro forma financial statements.

                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
                           (UNAUDITED)


                      For the Six Months Ended        For the Year Ended
                                                       December 31, 2001
                ------------------------------ -------------------------------
                     TG   Digitran  Pro Forma      TG    Digitran   Pro Forma
                                     Results                         Results
                     ---  --------  ---------      ---   --------   ---------
Revenues:
 Software
 license fees   $ 235,655 $      - $  235,655  $1,128,836 $      - $1,128,836
                --------- -------- ----------  ---------- -------- ----------
Costs and Expense:
 General and
 administrative   267,383   31,429    267,383     601,098        -    601,098
 Website costs          -        -          -       4,508        -      4,508
 Development cost 114,476        -    114,476     426,544        -    426,544
 Consulting fees   60,680        -     60,680     496,530        -    496,530
 Depreciation
  expense          10,774        -     10,774      36,807        -     36,807
                --------- -------- ----------  ---------- -------- ----------
  Total Costs
  and Expenses    453,313        -    453,313   1,565,487        -  1,565,487
                --------- -------- ----------  ---------- -------- ----------
Net Loss from
Operations       (217,658) (31,429)  (217,658)   (436,651)       -   (436,651)
                --------- -------- ----------  ---------- -------- ----------
Other Revenue
(Expense)
 Realized loss
 on sale of
 securities             -        -          -           -        -          -
Interest income         -        -          -           -        -          -
Miscellaneous
 revenue                -        -          -      11,737        -     11,737
Finance charges         -        -          -     (35,172)       -    (35,172)
               ---------- -------- ----------  ---------- -------- ----------
                        -        -          -     (23,435)       -    (23,435)
               ---------- -------- ----------  ---------- -------- ----------
Net Loss from
continuing
operation        (217,658) (31,429)  (217,658)   (460,086)       -   (460,086)

Income (Loss)
from discontinuing
operation               -        -          -           -  302,064    302,064
               ---------- -------- ----------  ---------- -------- ----------
Net Income (Loss)
before Provision
for Income Tax   (217,658) (31,429)  (217,658)   (460,086) 302,064   (158,022)
               ---------- -------- ----------  ---------- -------- ----------
Provision for
Income Tax          1,649        -      1,649       7,675        -      7,675
               ---------- -------- ----------  ---------- -------- ----------
Net Income
 (Loss)        $ (219,307)$(31,429)$ (219,307) $ (467,761)$302,064 $ (165,697)
               ========== ======== ==========  ========== ======== ==========
Income (Loss)
per Share:
Basic and diluted
Income (loss)
per share from:
continuing
operations     $        - $      - $    (0.01) $        - $      - $    (0.02)
               ---------- -------- ----------  ---------- -------- ----------
discontinuing
operations              -        -       0.00           -        -       0.01
               ---------- -------- ----------  ---------- -------- ----------
Total basic and
diluted income
(loss) per
share          $        - $      - $    (0.01) $        - $      - $    (0.01)
               ---------- -------- ==========  ---------- -------- ==========
Basic and diluted
common shares
outstanding             -        - 21,086,319           -        -  21,086,319
               ========== ======== ==========  ========== ======== ===========
See accompanying notes to these pro forma financial statements.

         NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On October 31, 2001 TradinGear and the Company entered into an Agreement and Plan of Merger. Under the terms of the Agreement, the shareholders of TradinGear will receive one share of common stock of the Company for each share of common stock held and the stockholders of the Company will receive one share for each share of common stock held after a 1 for 21 reverse stock split, resulting in the current stockholders of TradinGear owning approximately 93% of common stock.

Pro Forma Adjustments

(1) To record charges of $ 139,899 to additional paid in capital for costs incurred in connection with the merger consisting of the issuance of 200,000 shares (post revenue split) of the company's common stock to consultants valued at $80,000 and to write-off deferred cost of merger of $ 59,899. The issuance of the 200,000 shares of common stock was contingent upon the completion of the merger.

(2) To record the merger of TradinGear and the Company , the issuance of 19,626,809 shares of common stock to the shareholders of TradinGear and to adjust the company's common stock from $0.0001 to $ 0.01 resulting in total issued outstanding common stock of approximate 21,086,319 and the elimination of the Company's accumulated deficit as a result of the merger.